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                                                                    Exhibit 10.3


                         CMG INFORMATION SERVICES, INC.

               1995 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

                    Adopted by the Directors on May 31, 1995
                    ----------------------------------------

                Approved by the Stockholders on December 6, 1995
                ------------------------------------------------

1.   Purpose
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     The purpose of the CMG Information 1995 Stock Option Plan for Non-Employee
Directors (the "Plan") is to attract and retain the services of experienced and knowledgeable Directors of CMG Information Services, Inc. (the "Corporation") for the benefit of the Corporation and its stockholders and to provide additional incentives for such Directors to continue to work for the best interests of the Corporation and its stockholders through continuing ownership of its Common Stock.

2.   Shares Subject to the Plan
     --------------------------

     The total number of shares of Common Stock, par value $.01 per share ("Shares"), of the Corporation which may be issued pursuant to options granted under the Plan shall not exceed 141,000 in the aggregate, subject to adjustment in accordance with Section 10 hereof. Shares for which options have been granted pursuant to the Plan, but which options have lapsed or otherwise terminated or been canceled to any extent prior to full exercise, shall become available for additional options granted under the Plan. One Hundred Forty-one Thousand (141,000) Shares are hereby reserved for issuance upon the exercise of options granted under the Plan.
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3.   Administration of Plan
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     The Plan shall be administered by the Board of Directors.  A majority of the Directors acting upon a particular matter shall have no direct personal interest in the option or matter with which they are concerned. The Board of Directors shall appoint a person (the "Plan Administrator") to keep records of all elections of Directors and the grant, vesting and exercise of all options, and the sale or other disposition of all Shares acquired pursuant to such exercise.

     The Board of Directors shall have no authority, discretion or power (i) to select the participants who will receive options (except to the extent that the Board initially elects a Director to the Board), or (ii) to set the number of Shares to be covered by each option, or (iii) to set the exercise price or the vesting schedule or the period within which options may be exercised, or (iv) to alter any other terms or conditions specified herein, except in the sense of administering the Plan subject to the express provisions of the Plan and except in accordance with Section 15. Subject to the foregoing limitations, the Board of Directors may (i) construe the respective stock option grants and the Plan and make all other determinations necessary or advisable for administering the Plan, (ii) correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any stock option grant in the manner and to the extent that the Board shall deem expedient to carry it into effect, and (iii) constitute and appoint a person or persons selected by them to execute and deliver in the name and on behalf of the Corporation all such grants, agreements, instruments and other documents. It is the intent of this Plan that it operate in all events subject to approval of the Plan by the stockholders of the Corporation and that the granting and vesting of such options be automatic in accordance with the terms of this Plan for each non-employee Director, subject to the authority, discretion or power of the stockholders to fail to elect an optionee to

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the Board of Directors of the Corporation, or to remove an optionee from the
Board of Directors of the Corporation, or to amend or terminate this Plan.

4.   Eligibility; Grant of Options
     -----------------------------

     A.   Directors Serving Continuously for at Least Five Years on the Date of
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          Adoption of the Plan by the Board of Directors
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     Each Director of the Corporation who (i) is a Director of the Corporation
     when the Plan is first adopted by the Board of Directors; (ii) has completed at least five years of continuous service on the Board of Directors; (iii) is not otherwise an employee of the Corporation or any of its subsidiaries or affiliates; and (iv) is not an affiliate, as such term is defined under Rule 144(a)(1) as promulgated under the Securities Act of 1933 as now in force or hereafter amended, of an institutional investor which owns shares of Common Stock of the Corporation (an "Affiliated Director"), shall be granted an option on the date the Plan is adopted by the Board of Directors to acquire 23,500 Shares under the Plan, contingent upon approval of the Plan by the stockholders at the 1995 Annual Meeting of Stockholders.

B.   Directors First Elected After the Date of Adoption of the Plan by the Board
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     of Directors or After Stockholder Approval
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     Each director of the Corporation who (i) is elected a Director of the
     Corporation for the first time either by the Board of Directors or by the stockholders, after the Plan is first adopted by the Board of Directors or approved by the stockholders; (ii) is not otherwise an employee of the Corporation or any of its subsidiaries or affiliates, and (iii) is not an Affiliated Director, shall be granted an option on the date of such initial

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     election to the Board of Directors, to acquire 23,500 Shares under the
     Plan, contingent upon approval of the Plan by the stockholders at the 1995 Annual Meeting of Stockholders.

C.   Affiliated Directors Who Cease to be Affiliated Directors
     ---------------------------------------------------------

     Each Director of the Corporation who (i) is not otherwise an employee of the Corporation or any of its subsidiaries or affiliates; and (ii) is an Affiliated Director who ceases to be an Affiliated Director, shall be granted an option on the date such Director ceases to be an Affiliated Director, to acquire 23,500 shares under the Plan.

5.   Option Grant
     ------------

     Each option granted under the Plan shall be a Non-Qualified Stock Option and shall be evidenced by a Grant of Option duly executed on behalf of the Corporation which options may but need not be identical and shall comply with and be subject to the terms and conditions of the Plan.

6.   Option Exercise Price
     ---------------------

     The option exercise price for an option granted under the Plan shall be the fair market value of the Shares covered by the option at the time the option is granted. Fair market value shall be the last reported sales price per share of the Corporation's Common Stock on the date the option is granted as reported in the over-the-counter market or, if not so quoted, on the principal national securities exchange on which the Common Stock is then listed. The option exercise price shall be subject to adjustment in accordance with Section 10 hereof.

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7.   Time and Manner of Exercise of Options
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     Options granted under the Plan shall become exercisable in five cumulative
20% installments of 4,700 Shares each, the first installment becoming exercisable immediately after the first Annual Meeting of Stockholders (i) following the date of grant or (ii) commensurate with the date of grant if the optionee first becomes a Director by vote of the stockholders at an Annual Meeting of Stockholders (assuming in all instances approval of the Plan by the stockholders), and each further 20% installment of 4,700 Shares each becoming exercisable one at a time immediately after each Annual Meeting of Stockholders thereafter, provided such optionee continues in office as a Director at such time, and provided, however, that no option shall be exercisable after ten years from the date on which it was granted. Options granted hereunder and Common Stock issuable upon the exercise of options may not be disposed of within six months following the later of the date of grant or date of approval of the Plan by the stockholders.

     To the extent that the right to exercise an option has accrued and is in effect, the option may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the option, to the Corporation, stating the number of Shares with respect to which the option is being exercised, accompanied by payment in full for such Shares. Payment shall be in whole or in part (i) by shares of Common Stock of the Corporation already owned for a period of at least six months by the person exercising the option, valued at fair market value as defined above on the business day immediately prior to the date of exercise, or (ii) by check, or both.

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8.   Term of Options
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     Each option shall expire ten years from the date of the granting thereof, but shall be subject to earlier termination as herein provided.

     In the event that an optionee ceases to be a Director of the Corporation for any reason whatsoever, the option granted to such optionee may be exercised by him (but only to the extent that under Section 7 the right to exercise the option has accrued and is in effect on the date he ceases to be a Director), at any time prior to the date six months (12 months if the optionee dies while a Director), after the date such optionee ceases to be a Director of the Corporation, or prior to the date on which the option expires, whichever is earlier.

9.   Options Not Transferable
     ------------------------

     Except to the extent otherwise set forth in the applicable option agreement evidencing the option, the right of an optionee to exercise an option granted to him under the Plan and any interest therein or in the Shares received upon exercise shall not be assignable or transferable by such optionee in any respect otherwise than by will or the laws of descent and distribution, and any such option shall be exercisable during the lifetime of such optionee only by him. Any option granted under the Plan shall become null and void and shall be without further force or effect upon the bankruptcy of the optionee, or upon any attempted assignment or transfer of such option or any interest therein (except as provided in the preceding sentence), including, without limitation, any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, trustee process or similar process, whether legal or equitable with respect to such option or any interest therein.

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10.  Adjustments Upon Changes in Capitalization
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     In the event that the outstanding shares of the Common Stock of the
Corporation are changed into or exchanged for a different number or kind of shares or other securities of the Corporation or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which outstanding options, or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the optionee shall be maintained as before the occurrence of such event; such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share.

11.  Restrictions on Issuance of Shares
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     The Corporation may delay the issuance of Shares covered by the exercise of any option and the delivery of a certificate for such Shares until one of the following conditions shall be satisfied:

          (i) the Shares with respect to which an option has been exercised are at the time of the issuance of such Shares effectively registered under applicable federal and state securities laws now in force or hereafter amended; or

          (ii) counsel for the Corporation shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such Shares are exempt from registration under applicable federal and state securities laws now in force or hereafter amended.

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     The Corporation shall use its best efforts to bring about compliance with the above conditions within a reasonable time following exercise, except that the Corporation shall be under no obligation to cause a registration statement or a post effective amendment to any registration statement to be prepared at its expense solely for the purpose of covering the issuance of Shares in respect of which any option may be exercised.

12.  Purchase for Investment:  Rights of Holder on Subsequent Registration
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     Unless the Shares to be issued upon exercise of an option granted under the
Plan have been effectively registered under the Securities Act of 1933 as now in force or hereafter amended, the Corporation shall be under no obligation to issue any Shares covered by any option unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to the Corporation which is satisfactory in form and scope to counsel to the Corporation and upon which, in the opinion of such counsel, the Corporation may reasonably rely, that he is acquiring the Shares issued to him pursuant to such exercise of the option for his own account as an investment and not with a view to, or for sale in connection with, the distribution of any such Shares, and that he will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, as amended, or any other applicable law, and that if Shares are issued without such registration a legend to this effect may be endorsed upon the securities so issued.

13.  Effective Date
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     This Plan was effective on May 31, 1995.

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14.  Expenses of the Plan
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     All costs and expenses of the adoption and administration of the Plan shall be borne by the Corporation, and none of such expenses shall be charged to any optionee.

15.  Termination and Amendment of Plan
     ---------------------------------

     Unless sooner terminated as herein provided, or extended with the approval of the stockholders of the Corporation, the Plan shall terminate on May 31, 2005, except as to options granted prior to that date. The Board of Directors may at any time terminate the Plan or make such modifications or amendments thereto as it deems advisable; provided, however, that except as provided in
Section 10 the Board of Directors may not, without the approval of the stockholders of the Corporation, (i) increase materially the benefits accruing to participants hereunder, (ii) increase the maximum aggregate number of shares for which options may be granted under the Plan or the number of shares for which an option may be granted to any optionee, (iii) modify the provisions of
Section 4 regarding eligibility, (iv) extend the expiration date of the Plan, or
(v) modify the provisions of Section 6 regarding the exercise price.
Termination of any modification or amendment of the Plan shall not, without the consent of an optionee, materially adversely affect his rights under an option previously granted to him.

                            A true Copy.

                            ATTEST:



Date:  December 6, 1995     /s/ William Williams II
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                            William Williams II, Assistant Secretary

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